Lender Processing Services First Quarter 2012 Supplemental Materials

Forward-Looking Statements This presentation contains forward-looking statements that involve a number of risks and uncertainties. Those forward-looking statements include all statements that are not historical facts, including statements about our beliefs and expectations. Forward-looking statements are based on management's beliefs, as well as assumptions made by and information currently available to management. Because such statements are based on expectations as to future economic performance and are not statements of historical fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to: our ability to adapt our services to changes in technology or the marketplace; the impact of adverse changes in the level of real estate activity (including among others, loan originations and foreclosures) on demand for certain of our services; our ability to maintain and grow our relationships with our customers; the effects of our substantial leverage on our ability to make acquisitions and invest in our business; the level of scrutiny being placed on participants in the foreclosure process; risks associated with federal and state enforcement proceedings, inquiries and examinations currently underway or that may be commenced in the future with respect to our default management operations, and with civil litigation related to these matters; the impact of continued delays in the foreclosure process on the timing and collectability of our fees for certain of our services; changes to the laws, rules and regulations that regulate our businesses as a result of the current economic and financial environment; changes in general economic, business and political conditions, including changes in the financial markets; the impact of any potential defects, development delays, installation difficulties or system failures on our business and reputation; risks associated with protecting information security and privacy; and other risks and uncertainties detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission. 2 ONE SOURCE. POWERFUL SOLUTIONS.

3 ONE SOURCE. POWERFUL SOLUTIONS. Use of Non-GAAP Measures U.S. Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions, and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, LPS reports several non-GAAP measures, including “EBITDA” (GAAP operating income plus depreciation and amortization); “EBITDA, as adjusted” (EBITDA adjusted for the impact of certain non-recurring adjustments, if applicable); “EBIT, as adjusted” or “adjusted operating income” (GAAP operating income adjusted for the impact of certain non-recurring adjustments, if applicable); “adjusted net earnings” (GAAP net earnings adjusted for the impact of certain non-recurring adjustments, if applicable, plus the after-tax purchase price amortization of intangible assets added through acquisitions); “adjusted net earnings per diluted share” or “adjusted EPS per diluted share” (adjusted net earnings divided by diluted weighted average shares); and “adjusted free cash flow” (net cash provided by operating activities less additions to property, equipment and computer software, as well as non-recurring adjustments, if applicable). LPS provides these measures because it believes that they are helpful to investors in comparing year-over-year performance in light of certain non-recurring charges, and to better understand our financial performance, competitive position and future prospects. Non-GAAP measures should be considered in conjunction with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP measures. A reconciliation of these non-GAAP measures to related GAAP measures is included in the attachments to this release.

Q1 2012 Highlights 4 ONE SOURCE. POWERFUL SOLUTIONS.  Delivered results exceeding outlook • Revenue: $506 million • Adj. EBITDA: $119 million, 23% EBITDA margin • Adj. EPS, diluted: $0.59 • Adj. Free Cash Flow: $69 million  Consolidated Revenue down 6% from 1Q 11 • Technology, Data and Analytics segment revenue +6% • Transaction Services segment revenue down 11%; Origination Services increases from strong refinancing activity, offset by Default Services decline as industry-wide foreclosure delays continue  Signed 2 new MSP Servicing Technology customers  Providing technology supporting regulatory requirements

Q1 12 Financial Reporting Reclassifications 5 ONE SOURCE. POWERFUL SOLUTIONS.  Expanded revenue categories in Technology, Data and Analytics segment  Re-classified components of segment revenue/operating income  Allocated certain Corporate Expenses to segments  Changed Income Statement Expense Captions  Renamed Loan Transaction Services segment to Transaction Services, and Loan Facilitation Services sub-segment to Origination Services Prior period financial information has been reclassified to conform to the current period presentation o Supplemental Revenue Information: Exhibit E of press release Changes do not impact consolidated financial results of LPS

Technology, Data & Analytics – Expanded Revenue Categories 6 ONE SOURCE. POWERFUL SOLUTIONS.  Servicing Technology – Mortgage Servicing Platform (MSP)  Origination Technology – Loan origination platforms and integration technologies (Empower, PCLender, RealEC)  Default Technology – Workflow management system (Desktop)  Data & Analytics – Proprietary mortgage and real estate data and analytics solutions

7 ONE SOURCE. POWERFUL SOLUTIONS. Condensed Income Statement ($ in millions) Q1-12 Q4-11 Q1-11 vs PQ vs PY Revenue 506.0$ 533.8$ 537.2$ -5.2% -5.8% EBITDA 118.5 135.1 152.7 -12.2% -22.4% EBITDA % 23.4% 25.3% 28.4% (187) (500) EBIT 94.3 111.1 129.7 -15.1% -27.3% Earnings before taxes 78.4 94.9 115.9 -17.3% -32.3% Provision for taxes 29.3 35.6 44.0 17.9% 33.6% Continuing operations, net of tax 49.2 59.3 71.8 -17.0% -31.6% Discontinued operations, net of tax (2.1) (1.5) (3.9) -37.8% 47.5% Net earnings 47.1$ 57.8$ 67.9$ -18.4% -30.6% Adjusted earnings per diluted share 0.59$ 0.72$ 0.81$ -18.1% -27.2% Note: columns may not total due to rounding. Adjusted Results % Change

Segment Revenue 8 ONE SOURCE. POWERFUL SOLUTIONS. ($ in millions) Q1-12 Q1-11 vs PY vs PQ Technology, Data and Analytics (TD&A): Technology 161.3$ 151.2$ 6.6% 0.0% Servicing Technology 108.4 103.3 4.9% 1.2% Default Technology 31.6 29.2 8.3% -6.4% Origination Technology 21.4 18.8 13.7% 4.7% Data and Analytics 16.9 17.3 -2.6% -1.0% Total TD&A 178.1 168.5 5.7% -0.1% Transaction Services: Origination Services 146.8 129.0 13.8% -3.2% Default Services 182.9 241.1 -24.2% -10.9% Total Transaction Services 329.6 370.1 -10.9% -7.6% Corporate and Other (1.7) (1.5) nm nm Total Revenue 506.0$ 537.2$ -5.8% -5.2% Note: columns may not total due to rounding. % ChangeRevenue $

Segment EBITDA 9 ONE SOURCE. POWERFUL SOLUTIONS. ($ in millions) $ Margin % % Var bps Var % Var bps Var Technology, Data and Analytics 72.6$ 40.7% -1.8% (309) -6.3% (270) Transaction Services 56.1 17.0% -36.7% (694) -25.5% (409) Corporate and Other (10.2) nm nm nm nm nm Total EBITDA 118.5$ 23.4% -22.4% (500) -12.2% (187) EBITDA excluding Corporate 128.7$ 25.4% -20.8% (483) -15.8% (312) Note: columns may not total due to rounding. 1Q12 % Change vs PY % Change vs PQ

Free Cash Flow 10 ONE SOURCE. POWERFUL SOLUTIONS. ($ in millions) 1Q12 Net Earnings 47.1$ Less cash impact of adjustments, net of tax 2.4 Net earnings, as adjusted 49.5 Adjustments to reconcile net earnings to net cash provided by operating activities: Depreciation and amortization 24.9 Other non-cash items 12.5 Working capital adjustments: Net change in accounts receivable 12.7 Net change in other working capital items (7.2) Net cash provided by operating activities 92.4 Capital expenditures (23.7) Adjusted Net Free Cash Flow 68.7$ Note: columns may not total due to rounding.

Guidance – Q2 2012 Revenue $500 - $520 million EPS $0.58 - $0.62 11 ONE SOURCE. POWERFUL SOLUTIONS.